VIA EDGAR


February 13, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Attention:  Filing Desk

RE:  Mellon Bank Corporation
     File No. 1-7410
     Current Report on Form 8-K

Gentlemen:

Accompanying this letter for filing by Mellon Bank Corporation (the "Corporation") pursuant to Rule 101 of Regulation S-T and the Securities Exchange Act of 1934, as amended, is a conformed copy of a Current Report on Form 8-K dated February 9, 1998. A manually signed signature page was executed prior to the time of this electronic filing and will be retained by the Corporation for five years.

Please direct any comments or questions you may have to the undersigned at
(412) 234-1564.

Very truly yours,

WILLIAM E. MARQUIS

William E. Marquis
Associate Counsel

Enclosure

cc:  (w/enclosure)
     William C. Friar, Senior Financial Analyst
      Securities and Exchange Commission
     New York Stock Exchange, Inc.

                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 9, 1998



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



              Pennsylvania               1-7410              25-1233834
     (State or other jurisdiction     (Commission         (I.R.S. Employer
           of incorporation)          File Number)       Identification No.)



                            One Mellon Bank Center
                               500 Grant Street                 15258
                           Pittsburgh, Pennsylvania           (Zip code)
                   (Address of principal executive offices)



      Registrant's telephone number, including area code - (412) 234-5000

                                 Not applicable
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith and incorporated by reference into Registration Statement No. 33-62151 pertaining to certain debt securities of Mellon Financial Company and the related guarantees of the Registrant.

Exhibit  Description
Number

1.3 Underwriting Agreement dated as of February 9, 1998, between Mellon Financial Company (the "Company"), Mellon Bank Corporation (the "Corporation") and J. P. Morgan Securities Inc. relating to the issuance and sale of $350,000,000 aggregate principal amount of the Company's 6 3/8% Subordinated Debentures due February 15, 2010 and the related guarantees of the Corporation, together with the Mellon Financial Company Underwriting Agreement Standard Provisions (Debt) dated February 9, 1998.

4.5      Form of 6 3/8% Subordinated Debentures due February 15, 2010.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MELLON BANK CORPORATION


Date:  February 12, 1998           By:  STEVEN G. ELLIOTT
                                        Steven G. Elliott
                                        Vice Chairman, Chief Financial Officer
                                        & Treasurer

                                 EXHIBIT INDEX


Number   Description                                            Method of Filing

1.3      Underwriting Agreement dated as of February 9,         Filed herewith
         1998 and Standard Provisions (Debt) dated
         February 9, 1998
4.5      Form of 6 3/8% Subordinated Debentures due             Filed herewith
         February 15, 2010